Supplement dated May 25, 2001 to the Advantus Series Fund, Inc. Prospectus dated May 1, 2001:

The section captioned "Investing in the Fund - Managing the Portfolios" on page 58 of the Prospectus is supplemented as follows:

Effective May 25, 2001, John Burbank replaced Rudolph K. Kluiber as the portfolio manager of the Small Company Value Portfolio. John is a Senior Vice President with State Street Research and has 33 years of investment industry experience. He is the lead portfolio manager for the firm's Small Cap Value Team. He joined State Street Research in 1987 as a securities analyst, became Vice President in 1988 and Senior Vice President in 1996. John holds a BA from Princeton University and an MBA from the University of New Hampshire.

Investors should retain this supplement for future reference.

F. 56045 5-2001